Schedule of Investments PIMCO Income Strategy Fund II	September 30, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 109.9% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 33.6%
AI Silk Midco Ltd. 8.351% (Euribor 6MO + 5.000%) due 03/04/2031 ~	EUR	800	$888
Alliant Holdings Intermediate LLC TBD% due 09/19/2031		$1,900	1,892
Altice France SA
9.185% (Euribor 3MO + 5.500%) due 08/15/2028 ~	EUR	100	84
10.801% (TSFR3M + 5.500%) due 08/15/2028 ~		$1,398	1,052
AP Core Holdings LLC 10.460% due 09/01/2027		14,292	13,118
AVSC Holding Corp. (8.445% Cash and 0.250% PIK) 8.695% due 03/03/2025 (c)		4,942	4,928
BDO U.S.A. PC 10.845% due 08/31/2028 «		2,514	2,539
Cohesity
TBD% due 03/08/2031 «µ		772	772
TBD% due 03/08/2031 «		7,300	7,300
ConnectWise LLC 8.365% due 09/29/2028		698	699
CoreWeave Compute Acquisition Co. LLC TBD% (TSFR3M + 6.000%) due 05/16/2029 «~µ		9,100	9,106
Diamond Sports Group LLC TBD% due 05/25/2026 «		7,988	6,642
Envision Healthcare Corp.
11.078% due 07/20/2026 «		735	735
13.203% due 11/03/2028 «		12,856	13,306
Finastra U.S.A., Inc.
TBD% due 09/13/2029 «µ		103	103
TBD% due 09/13/2029 «		992	1,000
First Advantage Holdings LLC TBD% due 09/19/2031 «		1,900	1,894
First Brands Group LLC TBD% due 03/30/2027		3,158	3,130
Forward Air Corp. 9.752% due 12/19/2030		3,600	3,581
Gateway Casinos & Entertainment Ltd.
12.531% due 10/18/2027	CAD	3,802	2,853
13.221% due 10/15/2027		$6,633	6,732
iHeartCommunications, Inc. 8.210% due 05/01/2026		550	475
Ivanti Software, Inc. 9.833% due 12/01/2027		9,105	7,761
J & J Ventures Gaming LLC 9.960% (TSFR1M + 5.000%) due 04/26/2028 «~		1,070	1,070
Jane Street Group LLC TBD% due 01/26/2028		300	300
JetBlue Airways Corp. 10.517% - 13.000% (PRIME + 4.500%) due 08/27/2029 ~		2,600	2,552
Lealand Finance Co. BV 7.960% due 06/30/2027		88	47
Lealand Finance Co. BV (5.969% Cash and 3.000% PIK) 8.969% due 12/31/2027 (c)		888	340
Magenta Security Holdings LLC
11.366% due 07/27/2028		113	116
11.626% due 07/27/2028		523	158
12.126% due 07/27/2028		119	113
12.376% due 07/27/2028		150	105
Modena Buyer LLC 9.104% due 07/01/2031		2,600	2,495
MPH Acquisition Holdings LLC 9.569% due 09/01/2028		9,224	6,996
Nvent Thermal LLC TBD% due 09/12/2031		400	400
Obol France 3 SAS 8.580% (Euribor 6MO + 4.750%) due 12/31/2025 ~	EUR	5,900	6,329
Poseidon Bidco SASU 8.345% (Euribor 3MO + 5.000%) due 03/13/2030 ~		2,700	2,331
Promotora de Informaciones SA 8.898% (Euribor 3MO + 5.220%) due 12/31/2026 ~		16,446	18,155
Promotora de Informaciones SA (6.648% Cash and 5.000% PIK) 11.648% (Euribor 3MO + 2.970%) due 06/30/2027 «~(c)		318	338
Rockpoint Gas Storage Partners LP TBD% due 09/12/2031		$1,900	1,894

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

SCUR-Alpha 1503 GmbH
9.136% (Euribor 3MO + 5.500%) due 03/29/2030 ~	EUR	2,100	2,274
10.752% due 03/29/2030		$3,251	3,107
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	22,485	8,338
Subcalidora 2 SARL 9.095% (Euribor 3MO + 5.750%) due 08/14/2029 «~		5,900	6,436
Syniverse Holdings, Inc. 11.604% due 05/13/2027		$17,551	17,378
U.S. Renal Care, Inc. 9.960% due 06/20/2028		18,102	16,573
Unicorn Bay 13.000% due 12/31/2026 «	HKD	44,305	5,735
Upfield BV 8.178% (Euribor 6MO + 4.500%) due 01/03/2028 ~	EUR	2,500	2,785
Veritas U.S., Inc. 9.960% due 09/01/2025		$3,537	3,328
Wesco Aircraft Holdings, Inc. TBD% - 13.445% (TSFR3M + 8.600%) due 10/31/2024 «~		6,695	7,166
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		1,678	1,099
Windstream Services LLC
8.945% due 02/23/2027 «		6,060	6,060
11.195% due 09/21/2027		2,726	2,732

Total Loan Participations and Assignments (Cost $224,729)			217,340

CORPORATE BONDS & NOTES 37.7%
BANKING & FINANCE 8.2%
Adler Financing SARL 12.500% due 12/31/2028 (c)	EUR	4,753	5,515
Alamo Re Ltd. 15.796% (T-BILL 1MO + 11.250%) due 06/08/2026 ~		$300	316
Alliant Holdings Intermediate LLC 6.500% due 10/01/2031 (k)		1,600	1,619
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		2,700	2,595
BOI Finance BV 7.500% due 02/16/2027	EUR	3,000	3,169
Cape Lookout Re Ltd. 12.546% (T-BILL 1MO + 8.000%) due 04/05/2027 ~		$800	817
Credit Suisse AG AT1 Claim		8,393	1,071
East Lane Re Ltd. 13.796% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		250	251
Everglades Re II Ltd.
15.046% (T-BILL 1MO + 10.500%) due 05/13/2031 ~		500	522
16.046% (T-BILL 1MO + 11.500%) due 05/13/2031 ~		500	521
17.296% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		500	523
GSPA Monetization Trust 6.422% due 10/09/2029		2,141	2,159
Hestia Re Ltd. 14.626% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		704	658
Hudson Pacific Properties LP 3.950% due 11/01/2027 (k)		100	90
Integrity Re Ltd.
21.546% (T-BILL 1MO + 17.000%) due 06/08/2026 ~		400	424
27.546% (T-BILL 1MO + 23.000%) due 06/08/2026 ~		400	430
Intesa Sanpaolo SpA
6.625% due 06/20/2033 (k)		3,200	3,500
7.200% due 11/28/2033 (k)		2,100	2,393
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	500	538
Long Walk Reinsurance Ltd. 14.296% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		$700	714
Pebblebrook Hotel LP 6.375% due 10/15/2029 (b)		200	202
Polestar Re Ltd.
15.046% (T-BILL 3MO + 10.500%) due 01/07/2028 ~		250	250
17.796% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		800	827
Sanders Re Ltd. 17.546% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		1,405	1,247
Service Properties Trust
8.375% due 06/15/2029 (k)		1,200	1,200
8.875% due 06/15/2032 (k)		1,400	1,338
SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,298	760
2.100% due 05/15/2028 ^(d)		200	117
3.125% due 06/05/2030 ^(d)		200	117
3.500% due 01/29/2025 ^(d)		100	58
4.345% due 04/29/2028 ^(d)		500	293
4.570% due 04/29/2033 ^(d)		1,600	937
Synchrony Financial 5.935% due 08/02/2030 •		1,600	1,644

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

Titanium2l Bondco SARL 6.250% due 01/14/2031 (c)	EUR	7,027	2,206
Torrey Pines Re Ltd.
10.602% (T-BILL 1MO + 6.000%) due 06/07/2032 ~		$250	258
11.852% (T-BILL 1MO + 7.250%) due 06/07/2032 ~		250	258
UBS Group AG 4.194% due 04/01/2031 •(k)		400	391
Uniti Group LP
6.000% due 01/15/2030 (k)		9,565	8,170
6.500% due 02/15/2029 (k)		2,900	2,521
Ursa Re Ltd. 13.796% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		800	836
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		3,808	0
Winston RE Ltd. 16.296% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		600	631
Yosemite Re Ltd. 15.197% (T-BILL 3MO + 10.595%) due 06/06/2025 ~		760	794

			52,880

INDUSTRIALS 24.0%
Altice France Holding SA
8.000% due 05/15/2027	EUR	5,500	1,913
10.500% due 05/15/2027		$4,300	1,492
Altice France SA
3.375% due 01/15/2028	EUR	1,100	869
4.000% due 07/15/2029		2,800	2,192
5.125% due 01/15/2029		$600	422
5.500% due 01/15/2028		4,197	3,056
5.500% due 10/15/2029		400	281
5.875% due 02/01/2027	EUR	1,100	965
8.125% due 02/01/2027		$700	573
Avis Budget Car Rental LLC 8.250% due 01/15/2030 (k)		700	717
Azelis Finance NV 4.750% due 09/25/2029	EUR	400	454
Boeing Co. 6.388% due 05/01/2031 (k)		$800	851
Carvana Co. (11.000% Cash and 13.000% PIK) 24.000% due 06/01/2030 (c)(k)		2,562	2,746
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)(k)		5,797	6,730
Cimpress PLC 7.375% due 09/15/2032		200	202
Connect Finco SARL 9.000% due 09/15/2029		1,000	969
CVS Pass-Through Trust 7.507% due 01/10/2032 (k)		583	622
DISH DBS Corp.
5.250% due 12/01/2026		7,000	6,482
5.750% due 12/01/2028		7,260	6,357
Ecopetrol SA 8.375% due 01/19/2036 (k)		220	225
Exela Intermediate LLC (5.750% Cash and 5.750% PIK) 11.500% due 04/15/2026 (c)		79	13
Ford Motor Co. 7.700% due 05/15/2097 (k)		6,455	7,039
GN Bondco LLC 9.500% due 10/15/2031		400	421
HCA, Inc. 7.500% due 11/15/2095 (k)		1,000	1,146
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		13,948	13,380
Inter Media & Communication SpA 6.750% due 02/09/2027	EUR	788	892
JetBlue Airways Corp. 9.875% due 09/20/2031 (k)		$7,050	7,433
LABL, Inc. 8.625% due 10/01/2031 (b)		700	695
LD Celulose International GmbH 7.950% due 01/26/2032 (b)		200	205
Matador Resources Co. 6.250% due 04/15/2033		400	394
Mativ Holdings, Inc. 8.000% due 10/01/2029 (b)		400	409
New Albertsons LP 6.570% due 02/23/2028		6,800	6,778
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (k)		900	604
11.750% due 10/15/2028 (k)		500	493
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		5,500	5,213
Noble Finance LLC 8.000% due 04/15/2030		900	929

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

OEGFinance PLC 7.250% due 09/27/2029	EUR	1,600	1,816
Perrigo Finance Unlimited Co.
5.375% due 09/30/2032		500	567
6.125% due 09/30/2032		$400	403
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		1,732	1,554
6.840% due 01/23/2030 (k)		800	741
8.750% due 06/02/2029 (k)		1,416	1,435
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (k)		2,500	2,581
Royal Caribbean Cruises Ltd. 5.625% due 09/30/2031		700	710
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(d)	GBP	1,300	1,217
Service Corp. International 5.750% due 10/15/2032		$700	705
Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		1,661	1,503
5.750% due 09/30/2039 (k)		4,334	4,312
U.S. Renal Care, Inc. 10.625% due 06/28/2028		1,704	1,495
Univision Communications, Inc. 8.500% due 07/31/2031		1,500	1,505
Vale SA 0.000% due 12/29/2049 ~(i)	BRL	110,000	6,764
Venture Global LNG, Inc.
9.500% due 02/01/2029 (k)		$2,725	3,071
9.875% due 02/01/2032 (k)		1,750	1,946
Viridien
7.750% due 04/01/2027	EUR	4,000	4,408
8.750% due 04/01/2027 (k)		$3,656	3,566
Wayfair LLC 7.250% due 10/31/2029 (b)		300	308
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^«(c)(d)		27,315	23,007
Windstream Escrow LLC 7.750% due 08/15/2028 (k)		4,800	4,808
Yinson Boronia Production BV 8.947% due 07/31/2042		1,200	1,285
YPF SA 8.750% due 09/11/2031		1,600	1,625

			155,494

UTILITIES 5.5%
FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple 7.250% due 01/31/2041		700	731
FORESEA Holding SA 7.500% due 06/15/2030 (k)		1,171	1,123
NGD Holdings BV 6.750% due 12/31/2026		349	260
Northwestern Bell Telephone 7.750% due 05/01/2030		12,625	8,411
Oi SA (10.000% Cash or 6.000% PIK) 10.000% due 06/30/2027 (c)		12,259	10,665
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (c)		27,036	2,704
Pacific Gas & Electric Co. 4.750% due 02/15/2044 (k)		3,692	3,298
Pampa Energia SA 7.950% due 09/10/2031 (k)		1,600	1,627
Peru LNG SRL 5.375% due 03/22/2030		7,187	6,634

			35,453

Total Corporate Bonds & Notes (Cost $278,293)			243,827

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		3,400	2,754

Total Convertible Bonds & Notes (Cost $3,400)			2,754

MUNICIPAL BONDS & NOTES 1.6%
MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		2,100	1,677

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

PUERTO RICO 0.6%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2051 (k)	6,394	4,188

		4,188

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	45,700	4,498

Total Municipal Bonds & Notes (Cost $9,986)		10,363

U.S. GOVERNMENT AGENCIES 1.7%
Fannie Mae
0.855% due 01/25/2040 •(a)	99	10
3.500% due 02/25/2042 (a)	246	19
4.500% due 11/25/2042 (a)(k)	587	63
Freddie Mac
0.000% due 09/15/2035 •(k)	776	700
0.700% due 11/25/2055 ~(a)	32,718	2,189
3.000% due 02/15/2033 (a)	584	39
3.500% due 12/15/2032 (a)(k)	824	78
6.155% due 11/25/2055 «~	7,934	5,397
12.945% due 12/25/2027 •	2,279	2,357
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	139	13
4.000% due 10/16/2042 - 10/20/2042 (a)	103	10

Total U.S. Government Agencies (Cost $11,048)		10,875

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.7%
Atrium Hotel Portfolio Trust
6.894% due 12/15/2036 •	1,700	1,650
7.344% due 12/15/2036 •	3,200	3,021
8.794% due 06/15/2035 •	2,200	2,191
Banc of America Funding Trust
5.017% due 01/20/2047 ~	306	266
6.000% due 01/25/2037	2,347	1,998
BCAP LLC Trust
0.000% due 05/26/2037 ~	708	335
3.596% due 08/28/2037 ~	971	961
4.485% due 03/26/2037 þ	604	919
4.680% due 09/26/2036 ~	3,094	2,854
4.923% due 07/26/2037 ~	3,935	3,660
5.207% due 08/26/2037 ~	8,335	5,873
5.750% due 12/26/2035 ~	1,541	992
6.250% due 11/26/2036	2,146	1,615
Bear Stearns ALT-A Trust
4.492% due 09/25/2047 ~	3,523	1,772
4.740% due 11/25/2035 ~	2,674	1,796
5.080% due 11/25/2036 ~	261	135
5.464% due 09/25/2035 ~	204	104
5.469% due 01/25/2036 •	375	354
Braemar Hotels & Resorts Trust 7.669% due 06/15/2035 •	1,400	1,375
CALI Mortgage Trust 3.957% due 03/10/2039 (k)	3,100	2,887
CD Mortgage Trust 5.688% due 10/15/2048	78	74
Chase Mortgage Finance Trust
4.815% due 12/25/2035 ~	3	3
5.500% due 05/25/2036	1	0
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	8	8
6.000% due 09/25/2037	229	233
Colony Mortgage Capital Ltd. 7.954% due 11/15/2038 •	1,200	1,049
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036	1,402	823
6.000% due 08/25/2037 ~	703	376
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	199	85
5.500% due 01/25/2036	247	140
5.750% due 01/25/2035	103	101
5.750% due 02/25/2035	169	114
5.750% due 12/25/2036	544	222
5.770% due 04/25/2036 ~	257	230
6.000% due 02/25/2035	216	181
6.000% due 04/25/2036	344	165
6.000% due 04/25/2037	1,181	550
6.250% due 11/25/2036	397	301
6.250% due 12/25/2036 •	396	176
6.500% due 08/25/2036	368	122

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

CountrywideHome Loan Mortgage Pass-Through Trust
5.549% due 03/25/2035 •		1,751	1,511
6.000% due 07/25/2037		1,142	506
6.250% due 09/25/2036		323	127
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035		199	151
Credit Suisse Mortgage Capital Certificates 5.346% due 10/26/2036 ~		4,554	3,979
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036		98	52
9.794% due 07/15/2032 •		5,379	5,256
DBGS Mortgage Trust 7.511% due 10/15/2036 •(k)		2,390	1,944
First Horizon Mortgage Pass-Through Trust
0.000% due 11/25/2035 ~		1	0
5.164% due 05/25/2037 ~		122	53
Freddie Mac 13.080% due 11/25/2041 •		3,800	4,125
GS Mortgage Securities Corp. Trust 8.497% due 08/15/2039 •(k)		1,100	1,103
Hilton USA Trust 2.828% due 11/05/2035 (k)		800	688
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037		3,454	1,077
JP Morgan Alternative Loan Trust
4.136% due 03/25/2037 ~		452	362
4.288% due 05/25/2036 ~		746	427
4.705% due 03/25/2036 ~		662	468
JP Morgan Chase Commercial Mortgage Securities Trust
6.663% due 07/05/2033 •(k)		2,275	1,955
9.394% due 02/15/2035 •		3,647	3,514
JP Morgan Mortgage Trust
5.541% due 02/25/2036 ~		126	87
6.217% due 10/25/2035 ~		48	47
6.500% due 09/25/2035		31	20
Lehman Mortgage Trust
6.000% due 07/25/2037		122	111
6.500% due 09/25/2037		1,741	564
Lehman XS Trust 5.409% due 06/25/2047 •		761	755
MASTR Asset Securitization Trust 6.500% due 11/25/2037		326	67
Merrill Lynch Mortgage Investors Trust 4.243% due 03/25/2036 ~		860	423
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~		623	579
Morgan Stanley Capital Trust 9.744% due 11/15/2034 •		2,400	2,380
New Orleans Hotel Trust 8.833% due 04/15/2032 •		1,300	1,221
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 þ		7	3
Residential Accredit Loans, Inc. Trust
0.724% due 12/26/2034 ~		467	166
6.000% due 08/25/2036		123	104
Residential Asset Securitization Trust
5.750% due 02/25/2036		770	281
6.000% due 07/25/2037		1,319	502
6.250% due 09/25/2037		2,473	1,044
Residential Funding Mortgage Securities, Inc. Trust 4.730% due 09/25/2035 ~		423	326
Structured Adjustable Rate Mortgage Loan Trust
4.635% due 01/25/2036 ~		1,179	665
5.528% due 11/25/2036 ~		964	745
SunTrust Adjustable Rate Mortgage Loan Trust 5.606% due 02/25/2037 ~		61	53
WaMu Mortgage Pass-Through Certificates Trust
3.880% due 05/25/2037 ~		377	321
3.966% due 10/25/2036 ~		292	253
4.168% due 02/25/2037 ~		223	190
5.064% due 07/25/2037 ~		401	358
WSTN Trust
7.958% due 07/05/2037 ~(k)		1,400	1,466
8.748% due 07/05/2037 ~		1,400	1,452
10.174% due 07/05/2037 ~		1,100	1,124

Total Non-Agency Mortgage-Backed Securities (Cost $87,534)			82,316

ASSET-BACKED SECURITIES 5.1%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	632
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	1,628
Argent Securities Trust 5.349% due 03/25/2036 •		2,926	1,626

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

AvocaCLO DAC 0.000% due 07/15/2032 ~	EUR	2,230	1,812
Bear Stearns Asset-Backed Securities Trust
4.829% due 10/25/2036 •		$1,274	1,220
6.500% due 10/25/2036		341	129
Belle Haven ABS CDO Ltd. 8.750% due 07/05/2046 •		180,259	376
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	645
0.000% due 10/22/2031 ~		1,500	190
Citigroup Mortgage Loan Trust
5.269% due 12/25/2036 •(k)		10,791	4,343
5.289% due 12/25/2036 •		1,217	668
Cork Street CLO DAC 0.000% due 11/27/2028 ~	EUR	621	115
Fremont Home Loan Trust 5.119% due 01/25/2037 •		$10,759	4,934
Home Equity Mortgage Loan Asset-Backed Trust 5.129% due 07/25/2037 •		2,192	1,207
KKR CLO Ltd. 0.000% due 04/17/2037 ~		3,000	1,988
Magnetite Ltd. 0.000% due 01/15/2028 ~		5,650	263
Marlette Funding Trust
0.000% due 09/17/2029 «(g)		7	26
0.000% due 03/15/2030 «(g)		6	107
Merrill Lynch Mortgage Investors Trust 5.289% due 04/25/2037 •		347	176
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ~		374	212
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		1	567
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	776
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	342
0.000% due 10/15/2048 «(g)		1	254
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(g)		1,758	164
Taberna Preferred Funding Ltd.
5.864% due 12/05/2036 •		4,258	3,725
5.884% due 08/05/2036 •		4,967	4,471

Total Asset-Backed Securities (Cost $67,794)			32,596

SOVEREIGN ISSUES 4.6%
Argentina Government International Bond
0.750% due 07/09/2030 þ		3,481	1,958
1.000% due 07/09/2029		683	445
3.500% due 07/09/2041 þ		5,512	2,524
4.125% due 07/09/2035 þ		410	198
4.125% due 07/09/2035 þ(k)		3,331	1,553
4.125% due 07/09/2046 þ		115	58
5.000% due 01/09/2038 þ		11,605	6,116
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	141,200	2,397
13.000% due 01/30/2026		111,700	1,905
El Salvador Government International Bond
0.250% due 04/17/2030 (a)		$2,400	56
9.250% due 04/17/2030		2,400	2,392
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		500	262
7.875% due 02/11/2035 ^(d)		600	319
8.750% due 03/11/2061 ^(d)		200	108
Romania Government International Bond
5.125% due 09/24/2031	EUR	1,400	1,567
5.250% due 05/30/2032		800	895
5.625% due 05/30/2037		900	991
Turkey Government International Bond
50.000% due 09/06/2028 ~	TRY	163,600	4,741
51.594% due 05/20/2026 ~		200	6
51.594% due 08/19/2026 ~		200	6
51.594% due 05/17/2028 ~		32,800	953
Ukraine Government International Bond
0.000% due 02/01/2030 þ(h)		$33	14
0.000% due 02/01/2034 þ(h)		122	42
0.000% due 02/01/2035 þ(h)		103	45
0.000% due 02/01/2036 þ(h)		86	37
1.750% due 02/01/2034 þ		150	67
1.750% due 02/01/2035 þ		210	91
1.750% due 02/01/2036 þ		240	103
Venezuela Government International Bond
6.000% due 06/30/2049		248	30
8.250% due 10/13/2024 ^(d)		28	4

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

9.250% due 09/15/2027 ^(d)	315	50

Total Sovereign Issues (Cost $31,534)		29,933

	SHARES
COMMON STOCKS 11.4%
COMMUNICATION SERVICES 2.6%
Clear Channel Outdoor Holdings, Inc.(e)	549,096	879
iHeartMedia, Inc. 'A'(e)	129,909	240
iHeartMedia, Inc. 'B'«(e)	100,822	168
Promotora de Informaciones SA 'A'(e)	258,261	93
Syniverse Holdings, Inc.«(j)	2,553,787	2,485
Windstream Units«(e)	565,698	13,128

		16,993

CONSUMER DISCRETIONARY 1.7%
Neiman Marcus Group Ltd. LLC«(e)(j)	82,915	10,891
West Marine«(e)(j)	2,750	17

		10,908

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV«(e)(j)	24,971,388	0

FINANCIALS 2.0%
Banca Monte dei Paschi di Siena SpA	1,043,000	6,016
Intelsat Emergence SA«(j)	233,715	6,943

		12,959

HEALTH CARE 4.7%
Amsurg Equity«(e)(j)	563,629	30,396

INDUSTRIALS 0.4%
Drillco Holding Lux SA«(j)	66,318	1,636
Forsea Holding SA«	27,587	680
Westmoreland Mining Holdings«(e)(j)	52,802	46
Westmoreland Mining LLC«(e)(j)	53,267	226

		2,588

Total Common Stocks (Cost $62,841)		73,844

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/08/2028«	357	0

FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027«	401	1

Total Warrants (Cost $5,389)		1

PREFERRED SECURITIES 0.5%
BANKING & FINANCE 0.5%
AGFC Capital Trust 7.313% (TSFR3M + 2.012%) due 01/15/2067 ~(k)	1,800,000	1,182
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	65
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(i)	1,000,000	1,005
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)(k)	666,300	846
SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)	200,000	1
4.250% due 11/15/2026 ^(d)(i)	100,000	0
4.700% due 11/15/2031 ^(d)(i)	178,000	0

Total Preferred Securities (Cost $3,139)		3,099

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
Uniti Group, Inc.	203,351	1,147
VICI Properties, Inc.	89,142	2,969

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

Total Real Estate Investment Trusts (Cost $1,834)		4,116

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.0%
U.S. TREASURY BILLS 0.0%
4.684% due 11/05/2024 - 12/19/2024 (f)(g)(n)	$87	86

Total Short-Term Instruments (Cost $86)		86

Total Investments in Securities (Cost $787,607)		711,150

	SHARES
INVESTMENTS IN AFFILIATES 8.2%
SHORT-TERM INSTRUMENTS 8.2%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.2%
PIMCO Short-Term Floating NAV Portfolio III	5,433,607	52,907

Total Short-Term Instruments (Cost $52,867)		52,907

Total Investments in Affiliates (Cost $52,867)		52,907

Total Investments 118.1% (Cost $840,474)		$764,057
Financial Derivative Instruments(l)(m)(0.0)%(Cost or Premiums, net $(8,365))		(111)
Auction-Rate Preferred Shares (0.5)%		(3,250)
Other Assets and Liabilities, net (17.6)%		(113,879)

Net Assets Applicable to Common Shareholders 100.0%		$646,817

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^					Security is in default.
«					Security valued using significant unobservable inputs (Level 3).
µ					All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ					Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)					Security is an Interest Only ("IO") or IO Strip.
(b)					When-issued security.
(c)					Payment in-kind security.
(d)					Security is not accruing income as of the date of this report.
(e)					Security did not produce income within the last twelve months.
(f)					Coupon represents a weighted average yield to maturity.
(g)					Zero coupon security.
(h)					Security becomes interest bearing at a future date.
(i)					Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)					RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Amsurg Equity		11/02/2023 - 11/06/2023		$23,551	$30,396	4.70%
Drillco Holding Lux SA		06/08/2023		1,326	1,636	0.25
Intelsat Emergence SA		06/19/2017 - 02/23/2024		16,395	6,943	1.07
Neiman Marcus Group Ltd. LLC		09/25/2020		2,719	10,891	1.68
Steinhoff International Holdings NV		06/30/2023 - 10/30/2023		0	0	0.00
Syniverse Holdings, Inc.		05/12/2022 - 05/31/2024		2,514	2,485	0.38
West Marine		09/12/2023		39	17	0.00
Westmoreland Mining Holdings		12/08/2014 - 10/19/2016		1,522	46	0.01
Westmoreland Mining LLC		06/30/2023		353	226	0.04

				$48,419	$52,640	8.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BMO	5.190%	09/23/2024	11/20/2024		(3,330)	$(3,334)
BOS	5.810	08/05/2024	11/05/2024		(8,900)	(8,982)
BPS	3.820	09/18/2024	TBD(2)	EUR	(586)	(653)
	6.090	07/29/2024	01/21/2025		$(3,235)	(3,273)
BRC	4.000	09/20/2024	TBD(2)		(485)	(486)
	5.150	09/20/2024	TBD(2)		(1,222)	(1,224)
	5.830	09/20/2024	TBD(2)		(2,712)	(2,717)
BYR	5.320	08/19/2024	11/19/2024		(2,793)	(2,812)
	5.320	08/23/2024	11/21/2024		(1,040)	(1,047)
	5.340	07/24/2024	11/20/2024		(1,632)	(1,650)
CDC	5.220	10/01/2024	01/03/2025		(967)	(967)
	5.260	09/16/2024	01/14/2025		(559)	(560)
	5.390	09/16/2024	01/14/2025		(2,656)	(2,663)
	5.500	08/19/2024	11/19/2024		(344)	(346)
	5.510	09/30/2024	01/21/2025		(1,264)	(1,264)
	5.680	07/23/2024	10/23/2024		(3,513)	(3,552)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

5.680	07/26/2024	10/28/2024	(1,063)	(1,074)
5.800	07/26/2024	10/28/2024	(3,457)	(3,494)
5.890	07/01/2024	10/01/2024	(940)	(955)
DEU	5.150	09/20/2024	09/20/2026	(2,192)	(2,193)
5.150	09/20/2024	TBD(2)	(10,402)	(10,418)
5.150	09/23/2024	TBD(2)	(4,142)	(4,147)
IND	5.410	09/18/2024	12/17/2024	(75)	(75)
5.510	09/27/2024	12/30/2024	(971)	(971)
5.530	09/27/2024	12/30/2024	(1,562)	(1,563)
5.580	09/27/2024	12/30/2024	(1,176)	(1,176)
5.720	09/03/2024	12/02/2024	(322)	(323)
5.820	09/03/2024	12/03/2024	(1,451)	(1,458)
5.930	08/07/2024	11/08/2024	(2,268)	(2,288)
MSB	5.640	07/29/2024	01/27/2025	(586)	(592)
NXN	5.390	09/30/2024	01/14/2025	(3,648)	(3,648)
RCY	5.650	09/09/2024	10/07/2024	(676)	(678)
RTA	5.430	09/20/2024	12/19/2024	(2,448)	(2,452)
SOG	5.750	07/10/2024	10/09/2024	(2,102)	(2,130)
5.810	07/17/2024	10/16/2024	(16,488)	(16,690)
5.870	07/09/2024	10/09/2024	(2,520)	(2,554)
5.870	08/12/2024	10/09/2024	(1,049)	(1,058)
TDM	5.150	09/19/2024	12/18/2024	(254)	(255)
UBS	5.800	09/09/2024	10/08/2024	(4,984)	(5,002)
5.800	09/27/2024	10/08/2024	(2,373)	(2,375)

Total Reverse Repurchase Agreements	$(103,099)

(k)	Securities with an aggregate market value of $124,277 and cash of $320 have been pledged as collateral under the terms of master agreements as of September 30, 2024.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2024 was $(102,714) at a weighted average interest rate of 5.791%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	28,300	$513	$100	$613	$0	$(15)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032	8,700	845	1,425	2,270	1	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	4,600	512	304	816	0	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	2,300	171	1,441	1,612	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$24,600	(2)	709	707	5	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	12,500	2	357	359	2	0
Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025	192,000	421	1,002	1,423	0	(117)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	2,000	1	79	80	3	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026	26,800	436	(1,006)	(570)	0	(43)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027	8,100	(2)	484	482	15	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027	35,800	(84)	(1,876)	(1,960)	0	(68)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027	5,430	(1)	314	313	11	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027	21,700	(53)	(1,075)	(1,128)	0	(42)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027	9,000	(2)	499	497	17	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027	35,800	(95)	(1,667)	(1,762)	0	(69)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027	49,000	182	(1,534)	(1,352)	0	(107)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028	29,500	(7)	2,429	2,422	72	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028	32,500	(8)	2,709	2,701	83	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029	76,800	101	3,862	3,963	0	(214)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	21,600	(409)	46	(363)	60	0

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029	106,500	(10,975)	1,697	(9,278)	0	(296)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031	2,800	(1)	411	410	8	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	38,000	2,575	3,775	6,350	97	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031	40,600	(568)	5,118	4,550	105	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	43,900	398	(398)	0	0	(136)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044	201,500	(5,022)	623	(4,399)	0	(702)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050	1,400	(10)	410	400	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050	21,100	(52)	6,964	6,912	56	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050	22,000	(85)	6,790	6,705	60	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050	6,000	(18)	1,444	1,426	18	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050	2,400	217	766	983	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052	187,400	1,316	63,587	64,903	501	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	(253)	(52)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	993	1,145	0	(23)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	9,600	903	695	1,598	0	(38)
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	18,000	240	1,028	1,268	0	(20)

Total Swap Agreements	$(8,208)	$102,252	$94,044	$1,124	$(1,895)

Cash of $11,780 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2024.
(1)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2024	BRL	73	$13	$0	$0
10/2024	HKD	9,707	1,247	0	(2)
10/2024	$13	BRL	73	0	0
10/2024	845	EUR	758	0	(1)
BPS	10/2024	BRL	3,216	$576	0	(14)
10/2024	EUR	14,679	16,313	8	(35)
10/2024	HKD	34,537	4,434	0	(9)
10/2024	TRY	27,906	791	0	(17)
10/2024	$578	BRL	3,216	12	0
11/2024	TRY	146,226	$3,946	0	(91)
01/2025	BRL	3,250	578	0	(12)
BRC	10/2024	40	7	0	0
10/2024	GBP	930	1,227	0	(17)
10/2024	$7	BRL	40	0	0
10/2024	842	TRY	30,024	26	0
11/2024	9,930	374,841	421	0
12/2024	TRY	1,545	$41	0	(1)
02/2025	$88	TRY	3,560	3	0
CBK	10/2024	EUR	1,606	$1,788	2	(1)
10/2024	$2,725	CAD	3,684	0	(1)
11/2024	CAD	3,680	$2,725	1	0
11/2024	EUR	619	694	4	0
DUB	10/2024	BRL	762	135	0	(5)
10/2024	$140	BRL	762	0	0
02/2025	235	MXN	4,748	2	0
FAR	10/2024	89,939	EUR	80,430	0	(408)
11/2024	EUR	80,430	$90,062	408	0
GLM	10/2024	BRL	161	28	0	(1)
10/2024	DOP	126,958	2,124	15	0
10/2024	$29	BRL	161	0	0
10/2024	557	DOP	33,542	0	0
11/2024	DOP	114,932	$1,902	0	(3)
12/2024	33,775	556	0	(1)
JPM	11/2024	$1,851	TRY	69,435	73	0
02/2025	203	8,178	7	0
05/2025	1,416	62,345	49	0
MBC	10/2024	EUR	1,397	$1,544	0	(11)
10/2024	$1,476	EUR	1,329	3	0
10/2024	1,244	GBP	930	0	(1)
11/2024	EUR	1,701	$1,906	10	0
11/2024	GBP	930	1,244	0	0

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

MYI	10/2024	EUR	67,315	75,021	90	0
10/2024	$871	EUR	783	1	0
SCX	10/2024	CAD	3,683	$2,734	11	0
UAG	12/2024	$0	MXN	7	0	0
02/2025	78	TRY	3,187	4	0

Total Forward Foreign Currency Contracts	$1,150	$(631)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	4.114%	$800	$(155)	$65	$0	$(90)
DUB	Eskom «	4.650	Quarterly	06/30/2029	0.078	2,900	0	228	228	0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	0.584	EUR	100	(2)	5	3	0

Total Swap Agreements	$(157)	$298	$231	$(90)

(n)

Securities with an aggregate market value of $86 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2024

Investments in Securities, at Value
Loan Participations and Assignments	$0	$147,138	$70,202	$217,340
Corporate Bonds & Notes
Banking & Finance	0	52,880	0	52,880
Industrials	0	132,487	23,007	155,494
Utilities	0	35,453	0	35,453
Convertible Bonds & Notes
Industrials	0	2,754	0	2,754
Municipal Bonds & Notes
Michigan	0	1,677	0	1,677
Puerto Rico	0	4,188	0	4,188
West Virginia	0	4,498	0	4,498
U.S. Government Agencies	0	5,478	5,397	10,875
Non-Agency Mortgage-Backed Securities	0	82,316	0	82,316
Asset-Backed Securities	0	30,360	2,236	32,596
Sovereign Issues	0	29,933	0	29,933
Common Stocks
Communication Services	1,212	0	15,781	16,993
Consumer Discretionary	0	0	10,908	10,908
Financials	6,016	0	6,943	12,959
Health Care	0	0	30,396	30,396
Industrials	0	0	2,588	2,588
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	3,099	0	3,099
Real Estate Investment Trusts
Real Estate	4,116	0	0	4,116
Short-Term Instruments
U.S. Treasury Bills	0	86	0	86

$11,344	$532,347	$167,459	$711,150
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,907	$0	$0	$52,907

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

Total Investments				$64,251			$532,347	$167,459	$764,057

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared				0			1,124	0	1,124
Over the counter				0			1,153	228	1,381

				$0			$2,277	$228	$2,505
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared				0			(1,895)	0	(1,895)
Over the counter				0			(721)	0	(721)

				$0			$(2,616)	$0	$(2,616)

Total Financial Derivative Instruments				$0			$(339)	$228	$(111)

Totals				$64,251			$532,008	$167,687	$763,946

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2024:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$48,645	$14,046	$(7,794)	$92	$9	$8,224	$6,980	$0	$70,202	$700
Corporate Bonds & Notes
Banking & Finance	7,071	0	(7,086)	0	34	(19)	0	0	0	(433)
Industrials	24,856	0	0	0	0	(1,849)	0	0	23,007	(1,849)
U.S. Government Agencies	4,904	0	(22)	5	7	503	0	0	5,397	501
Non-Agency Mortgage-Backed Securities	701	0	(50)	2	17	31	0	(701)	0	0
Asset-Backed Securities	2,551	0	0	7	0	(322)	0	0	2,236	(321)
Common Stocks
Communication Services(3)	12,010	0	0	0	0	3,771	0	0	15,781	3,771
Consumer Discretionary(4)	11,220	0	0	0	0	(312)	0	0	10,908	(313)
Energy	60	0	(64)	0	34	(30)	0	0	0	0
Financials	8,692	0	0	0	0	(1,749)	0	0	6,943	(1,749)
Health Care	27,902	0	0	0	0	2,494	0	0	30,396	2,494
Industrials	2,541	0	0	0	0	47	0	0	2,588	47
Warrants
Financials	1	0	0	0	0	0	0	0	1	0
Preferred Securities
Industrials	0	0	0	0	(2,270)	2,270	0	0	0	0

	$151,154	$14,046	$(15,016)	$106	$(2,169)	$13,059	$6,980	$(701)	$167,459	$2,848
Financial Derivative Instruments- Assets
Over the counter	$224	$0	$0	$0	$0	$4	$0	$0	$228	$4

Totals	$151,378	$14,046	$(15,016)	$106	$(2,169)	$13,063	$6,980	$(701)	$167,687	$2,852

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
					(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 09/30/2024	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$735	Comparable Companies	EBITDA Multiple	X	15.500	—
	20,983	Discounted Cash Flow	Discount Rate		9.530 - 99.999	30.698
	6,642	Expected Recovery	Recovery Rate		83.144	—
	5,735	Proxy Pricing	Base Price		100.000	—
	8,072	Recent Transaction	Purchase Price		100.000	—
	28,035	Third Party Vendor	Broker Quote		98.000 - 103.500	101.289
Corporate Bonds & Notes
Industrials	23,007	Comparable Companies/Discounted Cash Flow	Revenue Multiple/Discount Rate	X/%	1.000/9.500	—
U.S. Government Agencies	5,397	Discounted Cash Flow	Discount Rate		10.872	—
Asset-Backed Securities	2,236	Discounted Cash Flow	Discount Rate		12.000 - 99.999	76.533
Common Stocks

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2024 (Unaudited)

Communication Services	13,128	Comparable Companies	EBITDA Multiple	X	4.438	—
	2,485	Discounted Cash Flow	Discount Rate		12.950	—
	168	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Consumer Discretionary	10,891	Comparable Companies/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.610/6.830/10.000	—
	17	Discounted Cash Flow/Comparable Companies	Discount Rate/Revenue multiple	%/X	20.750/0.500	—
Financials	6,943	Comparable Companies	EBITDA Multiple	X	4.400	—
Health Care	30,396	Comparable Companies	EBITDA Multiple	X	15.500	—
Industrials	2,588	Indicative Market Quotation	Broker Quote		$0.880 - 24.656	24.656
Warrants
Financials	1	Option Pricing Model	Volatility		32.500	32.500
Financial Derivative Instruments- Assets
Over the counter	228	Indicative Market Quotation	Broker Quote		7.840	—

Total	$167,687

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Industrials and Utilities to Communication Services since prior fiscal year end.
(4)	Sector type updated from Industrials and Utilities to Consumer Discretionary since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Notes to Financial Statements (Cont.)

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$74,607	$58,053	$(79,800)	$28	$19	$52,907	$879	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	DUB	Deutsche Bank AG	NXN	Natixis New York
BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	RCY	Royal Bank of Canada
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
CDC	Natixis Securities Americas LLC	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira
CAD	Canadian Dollar	HKD	Hong Kong Dollar	USD (or $)	United States Dollar
DOP	Dominican Peso

Index/Spread Abbreviations:
PRIME	Daily US Prime Rate	SONIO	Sterling Overnight Interbank Average Rate	TSFR3M	Term SOFR 3-Month
SOFR	Secured Overnight Financing Rate	TSFR1M	Term SOFR 1-Month

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation